UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2018

CSRA INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37494	47-4310550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive Falls Church, Virginia		22042
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 641-2000

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On March 8, 2017, CSRA Inc. (the “Company”) sent a notice (which we refer to as the “Notice”) to its directors and executive officers informing them of a temporary suspension of trading (which we refer to as the “Blackout Period”) under the CSRA 401(k) Plan (the “401(k) Plan”).

The Blackout Period relates to the offer by General Dynamics Corporation, through its wholly owned subsidiary Red Hawk Enterprises Corp., to purchase any and all outstanding shares of common stock of the Company, par value $0.001 per share (the “CSRA Shares”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 5, 2018 (as it may be amended or supplemented from time to time, the “Offer to Purchase”). In connection with the Offer to Purchase, 401(k) Plan participants who have elected to invest in the CSRA Stock Fund, a unitized stock fund which consists primarily of CSRA Shares (referred to herein as “401(k) Plan Shares”), will temporarily be unable to conduct transactions with respect to their 401(k) Plan account balances for the period during which the administrator under the 401(k) Plan will process instructions relating to the tender offer and during the settlement period for the tender offer. By way of example, during the Blackout Period, participants who hold 401(k) Plan Shares will temporarily be unable to (1) direct or diversify investments in their individual accounts, (2) obtain a loan from the 401(k) Plan, (3) obtain a distribution from the 401(k) Plan, or (4) exercise certain other rights generally available under the 401(k) Plan. The Blackout Period notice from the plan administrator was initially received by the Company on March 3, 2018.

Pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR under the Securities Exchange Act of 1934, as amended, the Company sent the Notice to its directors and executive officers informing them that during the Blackout Period, whether or not they participate in the 401(k) Plan, they are generally prohibited from, directly or indirectly, entering into any transaction with respect to CSRA Shares (including any derivative securities such as stock options). The Notice indicates that the Blackout Period is currently expected to begin at 4:00 p.m., Eastern Time, on March 27, 2018, and end during the week of April 1, 2018. During the Blackout Period and for a period of two years after the ending date of the Blackout Period, a security holder or other interested person may obtain, without charge, the actual ending date of the Blackout Period by contacting the Legal Department by telephone at 703-641-2000, by email at Legal401k@csra.com, or by mail at 3170 Fairview Park Drive, Falls Church, VA 22042.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Required Blackout Notice – Tender Offer-Related Stock Trading Restrictions

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSRA Inc.

Dated: March 8, 2018	By:	/s/ William J. Haynes II
William J. Haynes II
Executive Vice President, General Counsel and Secretary